Unit-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2023
Unit-Based Compensation
Summary of units issued as compensation to advisors and vendors

		Weight-Average
		Grant Date Fair
	Total Units	Value Per Share
Nonvested as of December 31, 2021	—	$—
Granted	353,203	0.01
Vested	(117,624)	0.01
Forfeited	—	—
Nonvested as of December 31, 2022	235,580	$—
Granted	81,142	0.14
Vested	(316,722)	0.04
Forfeited	—	—
Nonvested as of December 31, 2023	—	$—